U.S GLOBAL INVESTORS FUNDS

China Region Fund

SUPPLEMENT DATED FEBRUARY 7, 2011

TO THE SUMMARY PROSPECTUS AND PROSPECTUS DATED MAY 1, 2010

Effective February 7, 2011, Mr. Romeo Dator will no longer serve as a member of the China Region Fund’s portfolio management team. All information concerning Mr. Dator in the Fund Management section of the summary prospectus (page 3) and prospectus (page 33, and page 70) is deleted.